UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2008

THE LGL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-106	38-1799862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL		32804
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (407) 298-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On June 23, 2008, The LGL Group, Inc. (the “Company”) filed a press release responding to a June 10, 2008 letter from Full Value Advisors to the Company’s Board of Directors stating its belief that management should pursue a sale of the Company in order to maximize stockholder value.  A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                                           Description

99.1	Press release dated June 23, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

June 23, 2008
THE LGL GROUP, INC.

	By:	/s/ Harold Castle
		Name:	Harold Castle
		Title:	Chief Financial Officer